UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-07460

Exact name of registrant as specified in charter:	Delaware Investments® Dividend and
Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2014

Item 1. Reports to Stockholders

Delaware Investments® Dividend

and Income Fund, Inc.

Annual report

November 30, 2014

The figures in the annual report for Delaware Investments Dividend and Income Fund, Inc. represent past results, which are not a guarantee of future results. A rise or fall in interest rates can have a significant impact on bond prices. Funds that invest in bonds can lose their value as interest rates rise.

Closed-end fund

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services. For more information, including press releases, please visit delawareinvestments.com.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2014, and subject to change for events occurring after such date.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services are provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Investments in Delaware Investments Dividend and Income Fund, Inc. are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

© 2015 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review

Delaware Investments® Dividend and Income Fund, Inc.

December 9, 2014

Performance preview (for the year ended November 30, 2014)

Delaware Investments Dividend and Income Fund, Inc. @ market price	1-year return	+13.85%

Delaware Investments Dividend and Income Fund, Inc. @ NAV	1-year return	+14.51%

Lipper Closed-end Income and Preferred Stock Funds Average @ market price	1-year return	+21.05%

Lipper Closed-end Income and Preferred Stock Funds Average @ NAV	1-year return	+15.47%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Investments Dividend and Income Fund, Inc., please see the table on page 3.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

For the fiscal year ended Nov. 30, 2014, Delaware Investments Dividend and Income Fund, Inc. returned +14.51% at net asset value (NAV) and +13.85% at market price (both figures reflect all distributions reinvested). Complete annualized performance for the Fund is shown in the table on page 3.

Searching for yield amid low rates

Throughout the 12 months ended Nov. 30, 2014, the market rewarded higher yielding securities of all asset types, as income remained scarce in a low interest rate environment.

Central banks in Europe, Japan, and China sought to boost their flagging economies by aggressively loosening monetary policy. The U.S. economy, meanwhile, continued its slow but steady improvement. Against this backdrop, in October 2014 the U.S. Federal Reserve ended its quantitative-easing stimulus program, even as it pledged to keep its target short-term interest rate at essentially zero for some time longer.

U.S. stocks performed well in this environment, with the broad stock market, as measured by the S&P 500® Index, gaining 16.9% during the fiscal year. Dividend-oriented equities, such as utility stocks, benefited disproportionately as investors searched for yield. U.S. real estate investment trusts (REITs), another income-focused asset class, also enjoyed strong results, with the FTSE NAREIT Equity REITs Index advancing 28.0%.

U.S. high yield bonds generated a modestly positive return for the entire 12-month time period, but struggled in the second half of the time period because of geopolitical concerns in the Middle East and Russia; volatility in equity and U.S. Treasury markets; mutual fund outflows; and heavy new-issue supply. Declining oil prices also hurt results, as energy issues made up a meaningful portion of the high yield market. During the 12 months ended Nov. 30, 2014, high yield bonds, as represented by the BofA Merrill Lynch U.S. High Yield Constrained Index, returned 4.6%.

Strength from U.S. equities, REITs

The four asset classes in which we regularly invest the Fund’s assets — large-cap value stocks, high yield bonds, REITs, and convertible securities — all generated positive absolute performance during the fiscal year ended Nov. 30, 2014.

REIT and large-cap value stocks turned in the most favorable results, by a wide margin, and had the largest positive effect on the Fund’s absolute returns. In addition, the Fund’s use of leverage — a portfolio-management tool designed to obtain a higher return on our equity investments — helped lift Fund performance in light of the stock market’s rise.

Within the large-cap value equity portion of the Fund (representing 46% of the portfolio’s net assets as of Nov. 30, 2014), semiconductor manufacturers Intel and Broadcom were notably strong performers. Electricity producer Edison International was another leading contributor to Fund performance, as utility companies’ relatively high dividend payments made them attractive to many investors looking for income. Elsewhere, CVS Health, a drug store chain and pharmacy-benefits manager, performed well.

The Fund’s REIT holdings (representing 14% of the portfolio as of Nov. 30, 2014) enjoyed strong absolute performance, but tended to lag the REIT market as a whole because of our defensive approach to the asset class. We believed this stance was warranted, given generally high valuations and asset prices that were rising faster than companies’ cash flows.

Sun Communities, an owner and developer of manufactured-home communities, was a strong REIT performer for the Fund. In addition, the Fund experienced strength in the apartment REIT sector, which continued to display relatively steady cash-flow growth amid heightened demand from tenants. Apartment owners and operators such as Essex Property Trust and Equity Residential, produced meaningfully positive returns for the Fund.

Unless otherwise noted, views expressed herein are current as of Nov. 30, 2014, and subject to change for events occurring after such date.

(continues)	1

Portfolio management review

Delaware Investments® Dividend and Income Fund, Inc.

The convertibles portion of the Fund (representing 6% of the portfolio’s net assets as of Nov. 30, 2014) performed well relative to other asset classes, and we continue to find the asset class attractive for its income component and potential to provide partial upside participation to the equity market but also downside support if the market declines.

Challenges in energy, high yield

In contrast, the Fund’s energy holdings tended to perform poorly, in light of the sharp drop in oil prices seen in the fall. Portfolio holdings such as oilfield services company Halliburton and energy producers Marathon Oil and Occidental Petroleum all experienced notable declines.

To achieve the Fund’s income objectives, we maintained a sizable allocation to high yield bonds, representing 34% of the portfolio at the end of the fiscal year. As mentioned, this asset class gained only modestly during the period as the market environment turned increasingly challenging for investors in bonds with below-investment-grade credit ratings.

Staying true to our approach

During the fiscal year, the Fund’s composition remained relatively consistent. As always, we continued to focus on the Fund’s primary objective: investing in yield-oriented securities in an attempt to provide shareholders with a high level of current income.

At the same time, to manage risk, we also closely considered securities’ quality and valuation characteristics. As investors have searched intently for yield, especially among U.S. investments, income-oriented securities have seen their prices rise sharply. We believe this has made yield increasingly expensive to come by, whether supplied by fixed income securities or by “bond substitutes” such as utility stocks, master limited partnerships, or certain REITs. In this environment, our approach has been to closely manage the portfolio’s yield, balancing the need for a competitive income stream with efforts to protect against the risk of falling security prices that could potentially weigh on total return.

We continued to be comfortable with the portfolio’s relatively high allocation to U.S. large-cap value equities and high yield bonds, as well as the Fund’s ongoing exposure to REITs and convertible bonds. As a result of our concerns about equity valuations and potential market risks, we continue to position the Fund defensively, with a focus on what we view as higher-quality businesses with relatively low stock valuations and an attractive balance between risk and reward.

As we continue to monitor market conditions, we will seek to position the portfolio to provide a high level of income for our shareholders while simultaneously looking to minimize other characteristics that could potentially weigh on total return.

Performance summary

Delaware Investments® Dividend and Income Fund, Inc.

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918.

Fund performance

Average annual total returns through November 30, 2014	1 year	5 years	10 years	Lifetime
At market price	+13.85%	+17.86%	+8.63%	+8.58%
At net asset value	+14.51%	+18.77%	+8.69%	+9.43%

Diversification may not protect against market risk.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

The Fund may experience portfolio turnover that approaches or exceeds 100%, which could result in higher transaction costs and tax liability.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against other currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund borrows through a line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to leverage.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Returns reflect the reinvestment of all distributions. Dividends and distributions, if any, are assumed, for the purpose of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment policy. Shares of the Fund were initially offered with a sales charge of 6%. Performance since inception does not include the sales charge or any other brokerage commission for purchases made since inception.

Past performance is not a guarantee of future results.

(continues)	3

Performance summary

Delaware Investments® Dividend and Income Fund, Inc.

Fund basics

As of November 30, 2014

Fund objectives	Fund start date
The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.	March 26, 1993
Total Fund net assets	NYSE symbol
$100 million	DDF
Number of holdings
390

Market price versus net asset value (see notes below)

November 30, 2013, through November 30, 2014

Starting value (Nov. 30, 2013)		Ending value (Nov. 30, 2014)

Delaware Investments Dividend and Income Fund, Inc. @ NAV	$10.37	$11.14

Delaware Investments Dividend and Income Fund, Inc. @ market price	$9.41	$10.05

Past performance is not a guarantee of future results.

Performance of a $10,000 investment

Average annual total returns from November 30, 2004, through November 30, 2014

Starting value (Nov. 30, 2004)		Ending value (Nov. 30, 2014)

Delaware Investments Dividend and Income Fund, Inc. @ NAV	$10,000	$23,002

Delaware Investments Dividend and Income Fund, Inc. @ market price	$10,000	$22,886

Lipper Closed-end Income & Preferred Stock Funds Average @ market price	$10,000	$20,665

Lipper Closed-end Income & Preferred Stock Funds Average @ NAV	$10,000	$19,977

The “Performance of a $10,000 investment” graph assumes $10,000 invested in the Fund on Nov. 30, 2004, and includes the reinvestment of all distributions at market value. The graph assumes $10,000 invested in the Lipper Closed-end Income and Preferred Stock Funds Average at market price and at NAV. Performance of the Fund and the Lipper class at market value is based on market performance during the period. Performance of the Fund and Lipper class at NAV is based on the fluctuations in NAV during the period. Delaware Investments Dividend and Income Fund, Inc. was initially offered with a sales charge of 6%. The Fund is currently traded on the secondary market without a sales load. Performance shown in both graphs above does not include fees, the initial sales charge, or any brokerage commissions for purchases. Investments in the Fund are not available at NAV.

The Lipper Closed-end Income and Preferred Stock Funds Average represents the average return of closed-end funds that normally seek a high level of current income through investing in income-producing stocks, bonds, and money market instruments, or funds that invest primarily in preferred securities, often considering tax code implications (source: Lipper).

The S&P 500 Index, mentioned on page 1, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the U.S. stock market.

The FTSE NAREIT Equity REITs Index, mentioned on page 1, measures the performance of all publicly traded equity real estate investment trusts (REITs) traded on U.S. exchanges, excluding timber and infrastructure REITs.

The BofA Merrill Lynch U.S. High Yield Constrained Index, mentioned on page 1, tracks the performance of U.S. dollar-denominated high yield corporate debt publicly issued in the U.S. domestic market, but caps individual issuer exposure at 2% of the benchmark. Qualifying securities must have, among other things, a below-investment-grade rating (based on an average of Moody’s, Standard & Poor’s, and Fitch), an investment grade issuing country (based on an average of Moody’s, Standard & Poor’s, and Fitch foreign currency long-term sovereign debt ratings), and maturities of one year or more.

Market price is the price an investor would pay for shares of the Fund on the secondary market. NAV is the total value of one fund share, generally equal to a fund’s net assets divided by the number of shares outstanding.

Past performance is not a guarantee of future results.

(continues)	5

Security type / sector allocations and

top 10 equity holdings

Delaware Investments® Dividend and Income Fund, Inc.

As of November 30, 2014 (Unaudited)

Sector designations may be different than the sector designations presented in other fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Common Stock	81.80%
Consumer Discretionary	4.43%
Consumer Staples	8.45%
Diversified REITs	1.96%
Energy	9.21%
Financials	8.44%
Healthcare	12.70%
Healthcare REITs	0.77%
Hotel REITs	1.29%
Industrial REITs	1.21%
Industrials	6.35%
Information Technology	8.60%
Mall REITs	1.87%
Manufactured Housing REIT	0.34%
Materials	2.06%
Mixed REIT	0.12%
Mortgage REIT	0.29%
Multifamily REITs	1.48%
Office REITs	1.02%
Self-Storage REIT	0.43%
Shopping Center REITs	2.10%
Single Tenant REIT	0.21%
Specialty REITs	1.82%
Telecommunications	4.20%
Utilities	2.45%
Convertible Preferred Stock	3.15%
Convertible Bonds	8.44%
Basic Industry	0.34%
Capital Goods	0.21%
Communications	1.14%
Consumer Cyclical	0.70%
Consumer Non-Cyclical	1.56%
Energy	0.67%
Financials	0.92%
Industrials	0.16%
Real Estate Investment Trusts	0.85%
Technology	1.89%

Percentage
Security type / sector	of net assets
Corporate Bonds	37.23%
Automobiles	1.30%
Banking	1.85%
Basic Industry	4.40%
Capital Goods	2.56%
Communications	3.75%
Consumer Cyclical	1.82%
Consumer Non-Cyclical	0.79%
Energy	5.37%
Financials	0.56%
Healthcare	2.72%
Insurance	0.92%
Media	4.28%
Services	2.82%
Technology	2.10%
Utilities	1.99%
Senior Secured Loans	2.48%
Limited Partnership	1.69%
Preferred Stock	0.82%
Warrant	0.00%
Short-Term Investments	3.98%
Securities Lending Collateral	5.60%
Total Value of Securities	145.19%
Borrowing Under Line of Credit	(40.04%)
Obligation to Return Securities Lending Collateral	(5.60%)
Receivables and Other Assets Net of Liabilities	0.45%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Intel	2.17%
Allstate	2.16%
CVS Health	2.16%
Cisco Systems	2.16%
Cardinal Health	2.16%
Broadcom Class A	2.15%
Pfizer	2.14%
Lowe’s	2.14%
Edison International	2.14%
Waste Management	2.14%

(continues)	7

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

November 30, 2014

	Number of shares	Value (U.S. $)

Common Stock – 81.80%

Consumer Discretionary – 4.43%
Johnson Controls	41,200	$2,060,000
Lowe’s	33,500	2,138,305
Tarkett Class W/I	9,027	229,971

		4,428,276

Consumer Staples – 8.45%
Archer-Daniels-Midland	39,200	2,065,056
CVS Health	23,600	2,156,096
Kraft Foods Group	35,333	2,125,987
Mondelez International Class A	53,500	2,097,200

		8,444,339

Diversified REITs – 1.96%
Fibra Uno Administracion	116,400	385,149
Fifth Street Finance	20,943	185,764
Gramercy Property Trust	53,200	313,880
Lexington Realty Trust	62,300	685,300
Vornado Realty Trust	665	74,187
Washington Real Estate Investment Trust	11,800	317,066

		1,961,346

Energy – 9.21%
Chevron	17,600	1,916,112
ConocoPhillips	28,600	1,889,602
Halliburton	40,900	1,725,980
Marathon Oil	61,400	1,775,688
Occidental Petroleum	23,700	1,890,549

		9,197,931

Financials – 8.44%
Allstate	31,700	2,160,355
Ashford *†	91	10,783
Bank of New York Mellon	52,300	2,093,569
BB&T	54,600	2,052,414
Marsh & McLennan	37,400	2,116,466

		8,433,587

Healthcare – 12.70%
Baxter International	29,000	2,117,000
Cardinal Health	26,200	2,153,378
Johnson & Johnson	19,100	2,067,575
Merck	34,700	2,095,880
Pfizer	68,689	2,139,662
Quest Diagnostics	32,300	2,109,513

		12,683,008

Healthcare REITs – 0.77%
Health Care REIT	2,360	173,838

	Number of shares	Value (U.S. $)

Common Stock (continued)

Healthcare REITs (continued)
Healthcare Realty Trust	6,200	$163,742
Healthcare Trust of America Class A	25,600	326,656
LTC Properties	2,500	104,475

		768,711

Hotel REITs – 1.29%
Ashford Hospitality Prime	1,700	29,835
Ashford Hospitality Trust	7,900	82,792
DiamondRock Hospitality	15,800	235,894
Pebblebrook Hotel Trust	4,300	185,631
Strategic Hotels & Resorts †	26,900	357,232
Summit Hotel Properties	33,800	392,080

		1,283,464

Industrial REITs – 1.21%
DCT Industrial Trust	2,625	89,591
First Industrial Realty Trust	23,600	468,460
Prologis	780	32,978
STAG Industrial	19,400	462,496
Terreno Realty	7,300	151,913

		1,205,438

Industrials – 6.35%
Northrop Grumman	14,900	2,099,857
Raytheon	19,800	2,112,660
Waste Management	43,800	2,134,374

		6,346,891

Information Technology – 8.60%
Broadcom Class A	49,800	2,147,874
Cisco Systems	78,000	2,155,920
Intel	58,100	2,164,225
Xerox	151,900	2,120,524

		8,588,543

Mall REITs – 1.87%
CBL & Associates Properties	10,834	210,721
General Growth Properties	4,129	110,492
Rouse Properties *	228	4,170
Simon Property Group	8,547	1,545,298

		1,870,681

Manufactured Housing REIT – 0.34%
Sun Communities	5,700	335,673

		335,673

Materials – 2.06%
duPont (E.I.) deNemours	28,800	2,056,320

		2,056,320

	Number of shares	Value (U.S. $)

Common Stock (continued)

Mixed REIT – 0.12%
PS Business Parks	1,400	$113,946

		113,946

Mortgage REIT – 0.29%
Starwood Property Trust	12,200	293,532

		293,532

Multifamily REITs – 1.48%
Apartment Investment & Management	10,919	406,733
Camden Property Trust	2,950	226,206
Education Realty Trust	22,500	261,900
Equity Residential	5,000	354,200
Essex Property Trust	1,147	232,164

		1,481,203

Office REITs – 1.02%
alstria office REIT *†	21,023	263,604
Equity Commonwealth	12,000	305,160
Parkway Properties	23,000	448,040

		1,016,804

Self-Storage REIT – 0.43%
Extra Space Storage	7,300	432,671

		432,671

Shopping Center REITs – 2.10%
Agree Realty	17,500	539,175
DDR	13,900	254,787
First Capital Realty	10,481	171,552
Kimco Realty	15,530	395,239
Kite Realty Group Trust	8,900	242,792
Ramco-Gershenson Properties Trust	11,700	209,430
Weingarten Realty Investors	2,500	91,000
Wheeler REIT *@	45,156	191,461

		2,095,436

Single Tenant REIT – 0.21%
National Retail Properties	5,300	204,209

		204,209

Specialty REITs – 1.82%
AMC Entertainment Holdings	15,000	393,300
American Residential Properties †	8,900	158,153
EPR Properties	5,220	292,268
Home Loan Servicing Solutions	35,400	691,716
Solar Capital	15,528	285,405

		1,820,842

	Number of shares	Value (U.S. $)

Common Stock (continued)

Telecommunications – 4.20%
AT&T *	59,200	$2,094,496
Century Communications =†	500,000	0
Verizon Communications	41,600	2,104,544

		4,199,040

Utilities – 2.45%
Abengoa Yield *	5,100	143,820
American Water Works	3,200	169,760
Edison International	33,600	2,135,616

		2,449,196

Total Common Stock (cost $57,870,584)		81,711,087

Convertible Preferred Stock – 3.15%

ArcelorMittal 6.00% exercise price $20.36, expiration date 12/21/15	8,575	169,490
Chesapeake Energy 144A 5.75% exercise price $26.14, expiration date 12/31/49 #	87	92,601
Dynegy 5.375% exercise price $38.75, expiration date 11/1/17 @	1,780	191,421
El Paso Energy Capital Trust I 4.75% exercise price $34.49, expiration date 3/31/28	5,250	315,000
Exelon 6.50% exercise price $43.75, expiration date 6/1/17	3,650	190,493
Halcon Resources 5.75% exercise price $6.16, expiration date 12/31/49	130	68,039
HealthSouth 6.50% exercise price $29.70, expiration date 12/31/49	238	339,358
Huntington Bancshares 8.50% exercise price $11.95, expiration date 12/31/49	182	243,880
Intelsat 5.75% exercise price $22.05, expiration date 5/1/16	6,060	288,062
Laclede Group 6.75% exercise price $57.81, expiration date 4/1/17	1,550	86,071
Maiden Holdings 7.25% exercise price $15.39, expiration date 9/15/16	6,000	297,000

(continues)	9

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Number of shares	Value (U.S. $)

Convertible Preferred Stock (continued)

SandRidge Energy 7.00% exercise price $7.76, expiration date 12/31/49	300	$20,794
8.50% exercise price $8.01, expiration date 12/31/49	1,780	125,490
Wells Fargo 7.50% exercise price $156.71, expiration date 12/31/49	259	317,929
Weyerhaeuser 6.375% exercise price $33.13, expiration date 7/1/16	3,638	213,551
Wheeler Real Estate
Investment Trust 9.00% exercise price $5.00, expiration date 12/31/49	6,560	149,502
Wheeler REIT 9.00% exercise price $5.00, expiration date 12/31/49 @=	34	35,473

Total Convertible Preferred Stock (cost $3,000,326)		3,144,154

	Principal amount°

Convertible Bonds – 8.44%

Basic Industry – 0.34%
Peabody Energy 4.75% exercise price $57.62, expiration date 12/15/41 *	135,000	82,941
RTI International Metals 1.625% exercise price $40.72, expiration date 10/10/19 *	265,000	252,909

		335,850

Capital Goods – 0.21%
Titan Machinery 3.75% exercise price $43.17, expiration date 4/30/19 *	277,000	213,117

		213,117

Communications – 1.14%
Alaska Communications Systems Group 6.25% exercise price $10.28, expiration date 4/27/18	253,000	213,153
Clearwire Communications 144A 8.25% exercise price $7.08, expiration date 11/30/40 #	213,000	235,365

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Communications (continued)
Liberty Interactive 0.75% exercise price $1,000.00, expiration date 3/30/43	205,000	$289,306
144A 1.00% exercise price $74.31, expiration date 9/28/43 #	364,000	400,855

		1,138,679

Consumer Cyclical – 0.70%
Huron Consulting Group 144A 1.25% exercise price $79.89, expiration date 9/27/19 #	181,000	188,579
Iconix Brand Group 2.50% exercise price $30.75, expiration date 5/31/16	164,000	222,937
Meritor 4.00% exercise price $26.73, expiration date 2/12/27 f	269,000	286,989

		698,505

Consumer Non-Cyclical – 1.56%
BioMarin Pharmaceutical 1.50% exercise price $94.15, expiration date 10/13/20 *	122,000	150,213
Hologic 2.00% exercise price $31.17, expiration date 2/27/42 f	214,000	238,209
2.00% exercise price $38.59, expiration date 12/15/43	227,000	250,551
NuVasive 2.75% exercise price $42.13, expiration date 6/30/17	325,000	399,344
Spectrum Pharmaceuticals 144A 2.75% exercise price $10.53, expiration date 12/13/18 #	144,000	140,490
Vector Group 1.75% exercise price $25.87, expiration date 4/15/20	223,000	237,913
2.50% exercise price $16.78, expiration date 1/14/19 •	97,000	137,643

		1,554,363

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Energy – 0.67%
Chesapeake Energy 2.50% exercise price $47.77, expiration date 5/15/37	126,000	$124,267
Energy XXI 144A 3.00% exercise price $40.40, expiration date 12/13/18 #	316,000	206,980
Helix Energy Solutions Group 3.25% exercise price $25.02, expiration date 3/12/32	140,000	165,025
Vantage Drilling 144A 5.50% exercise price $2.39, expiration date 7/15/43 #	189,000	169,746

		666,018

Financials – 0.92%
Ares Capital 5.75% exercise price $19.13, expiration date 2/1/16	189,000	196,796
BGC Partners 4.50% exercise price $9.84, expiration date 7/13/16	252,000	270,113
Gain Capital Holdings 4.125% exercise price $12.00, expiration date 11/30/18	220,000	230,037
New Mountain Finance 144A 5.00% exercise price $15.93, expiration date 6/14/19 #	214,000	220,153

		917,099

Industrials – 0.16%
General Cable 4.50% exercise price $34.88, expiration date 11/15/29 f	242,000	164,711

		164,711

Real Estate Investment Trusts – 0.85%
Blackstone Mortgage Trust 5.25% exercise price $28.66, expiration date 12/1/18	285,000	298,003
Campus Crest Communities Operating Partnership 144A 4.75% exercise price $12.56, expiration date 10/11/18 #	224,000	214,200
Forest City Enterprises 3.625% exercise price $24.21, expiration date 8/14/20	140,000	150,325

	Principal amount°	Value (U.S. $)

Convertible Bonds (continued)

Real Estate Investment Trusts (continued)
Lexington Realty Trust 144A 6.00% exercise price $6.68, expiration date 1/11/30 #	118,000	$191,676

		854,204

Technology – 1.89%
Blucora 4.25% exercise price $21.66, expiration date 3/29/19	148,000	144,207
Cardtronics 1.00% exercise price $52.35, expiration date 11/27/20 *	359,000	358,104
Ciena 144A 3.75% exercise price $20.17, expiration date 10/15/18 #	226,000	261,454
Electronics For Imaging 144A 0.75% exercise price $52.72, expiration date 8/29/19 #	125,000	130,313
Intel 3.25% exercise price $21.71, expiration date 8/1/39	155,000	278,710
j2 Global 3.25% exercise price $69.37, expiration date 6/14/29	256,000	268,320
SanDisk 1.50% exercise price $51.36, expiration date 8/11/17	105,000	213,478
VeriSign 4.086% exercise price $34.37, expiration date 8/15/37	131,000	236,373

		1,890,959

Total Convertible Bonds (cost $7,858,035)		8,433,505

Corporate Bonds – 37.23%

Automobiles – 1.30%
Gates Global 144A 6.00% 7/15/22 #*	335,000	327,463
General Motors
4.875% 10/2/23	90,000	95,850
6.25% 10/2/43	115,000	134,263
International Automotive Components Group 144A 9.125% 6/1/18 #	220,000	233,750
Lear 5.25% 1/15/25	125,000	125,625
Meritor 6.25% 2/15/24	65,000	66,950

(continues)	11

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Automobiles (continued)
Meritor 6.75% 6/15/21	110,000	$116,050
Tupy Overseas 144A 6.625% 7/17/24 #	200,000	201,000

		1,300,951

Banking – 1.85%
Bank of America 6.50% 10/29/49 •	210,000	216,563
Barclays Bank 7.625% 11/21/22	200,000	221,125
Credit Suisse Group 144A 7.50% 12/29/49 #•	305,000	323,300
HSBC Holdings 6.375% 12/29/49 *•	200,000	204,850
JPMorgan Chase 6.75% 1/29/49 •	205,000	219,350
Lloyds Banking Group 7.50% 4/30/49 •	330,000	339,900
Popular 7.00% 7/1/19	315,000	318,150

		1,843,238

Basic Industry – 4.40%
AK Steel
7.625% 5/15/20 *	204,000	194,820
7.625% 10/1/21	100,000	94,500
ArcelorMittal 6.125% 6/1/18	165,000	175,313
Arch Coal 144A 8.00% 1/15/19 #*	175,000	119,875
Builders FirstSource 144A 7.625% 6/1/21 #	232,000	240,700
Cemex 144A 7.25% 1/15/21 #	200,000	212,000
CPG Merger Sub 144A 8.00% 10/1/21 #*	185,000	195,175
First Quantum Minerals
144A 6.75% 2/15/20 #	97,000	93,605
144A 7.00% 2/15/21 #	97,000	94,575
144A 7.25% 5/15/22 #	250,000	241,875
FMG Resources August 2006 144A 6.875% 4/1/22 #*	212,000	190,535
Grace (W.R.)
144A 5.125% 10/1/21 #	80,000	83,200
144A 5.625% 10/1/24 #	80,000	84,800
Hardwoods Acquisition 144A 7.50% 8/1/21 #	135,000	136,350
HD Supply 11.50% 7/15/20	170,000	197,837
JMC Steel Group 144A 8.25% 3/15/18 #*	145,000	145,906

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
Kissner Milling 144A 7.25% 6/1/19 #	155,000	$158,487
LSB Industries 7.75% 8/1/19	140,000	149,100
Lundin Mining 144A 7.875% 11/1/22 #*	205,000	212,175
New Gold 144A 6.25% 11/15/22 #	190,000	185,250
Nortek 8.50% 4/15/21	129,000	139,320
NOVA Chemicals 144A 5.00% 5/1/25 #	115,000	119,169
Polymer Group 144A 6.875% 6/1/19 #	240,000	235,500
Ryerson
9.00% 10/15/17	120,000	122,700
11.25% 10/15/18	34,000	36,210
Steel Dynamics 144A 5.50% 10/1/24 #	125,000	131,563
TPC Group 144A 8.75% 12/15/20 #	250,000	260,625
Wise Metals Group 144A 8.75% 12/15/18 #	80,000	86,000
Wise Metals Intermediate Holdings 144A 9.75% 6/15/19 #	55,000	59,744

		4,396,909

Capital Goods – 2.56%
Accudyne Industries 144A 7.75% 12/15/20 #	180,000	182,700
Ardagh Packaging Finance 144A 6.00% 6/30/21 #*	200,000	198,500
BWAY Holding 144A 9.125% 8/15/21 #	340,000	351,900
Consolidated Container 144A 10.125% 7/15/20 #	171,000	156,465
Gardner Denver 144A 6.875% 8/15/21 #*	245,000	244,387
KLX 144A 5.875% 12/1/22 #	200,000	204,000
Milacron 144A 7.75% 2/15/21 #	180,000	188,550
Owens-Brockway Glass Container
144A 5.00% 1/15/22 #	60,000	60,825
144A 5.375% 1/15/25 #	40,000	40,550
Plastipak Holdings 144A 6.50% 10/1/21 #	145,000	146,450
Reynolds Group Issuer 8.25% 2/15/21 *	145,000	152,069
Sealed Air 144A 5.125% 12/1/24 #	60,000	60,300

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Capital Goods (continued)
Signode Industrial Group 144A 6.375% 5/1/22 #	175,000	$171,937
TransDigm
6.00% 7/15/22	215,000	218,225
6.50% 7/15/24 *	180,000	184,500

		2,561,358

Communications – 3.75%
CenturyLink 6.75% 12/1/23 *	115,000	128,081
Cogent Communications Finance 144A 5.625% 4/15/21 #	185,000	182,225
Digicel Group
144A 7.125% 4/1/22 #	200,000	196,000
144A 8.25% 9/30/20 #	221,000	227,630
Hughes Satellite Systems 7.625% 6/15/21	160,000	178,400
Intelsat Luxembourg 8.125% 6/1/23 *	625,000	656,250
Level 3 Communications 144A 5.75% 12/1/22 #	185,000	186,850
Level 3 Escrow II 144A 5.375% 8/15/22 #	220,000	222,750
Sprint
7.125% 6/15/24	485,000	481,969
7.25% 9/15/21	210,000	215,250
7.875% 9/15/23	125,000	131,563
Sprint Capital 6.90% 5/1/19	40,000	41,500
T-Mobile USA
6.00% 3/1/23	75,000	76,313
6.125% 1/15/22	55,000	56,169
6.25% 4/1/21	85,000	87,444
6.375% 3/1/25	130,000	132,275
Wind Acquisition Finance 144A 7.375% 4/23/21 #	200,000	193,000
Windstream
7.50% 6/1/22 *	105,000	108,281
7.75% 10/1/21	115,000	120,894
Zayo Group 10.125% 7/1/20	107,000	120,776

		3,743,620

Consumer Cyclical – 1.82%
DBP Holding 144A 7.75% 10/15/20 #	121,000	109,505
K. Hovnanian Enterprises 144A 8.00% 11/1/19 #	105,000	105,525
Landry’s 144A 9.375% 5/1/20 #	380,000	406,125
Men’s Wearhouse 144A 7.00% 7/1/22 #*	105,000	108,413

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Michaels Stores 144A 5.875% 12/15/20 #	145,000	$146,813
Midas Intermediate Holdco II 144A 7.875% 10/1/22 #	140,000	139,300
Pantry 8.375% 8/1/20	195,000	206,700
Party City Holdings 8.875% 8/1/20 *	210,000	227,325
PC Nextco Holdings 8.75% 8/15/19	110,000	112,200
PF Chang’s China Bistro 144A 10.25% 6/30/20 #*	130,000	131,625
Rite Aid 6.75% 6/15/21 *	115,000	121,037

		1,814,568

Consumer Non-Cyclical – 0.79%
Crestview DS Merger Sub II 10.00% 9/1/21	125,000	148,125
Darling Ingredients 5.375% 1/15/22	70,000	70,963
JBS Investments 144A 7.75% 10/28/20 #	200,000	218,000
Prestige Brands 144A 5.375% 12/15/21 #	140,000	138,600
Spectrum Brands
6.375% 11/15/20	35,000	37,187
6.625% 11/15/22	135,000	144,450
SUPERVALU 7.75% 11/15/22	35,000	34,913

		792,238

Energy – 5.37%
Baytex Energy
144A 5.125% 6/1/21 #	40,000	37,000
144A 5.625% 6/1/24 #	175,000	157,281
California Resources
144A 5.50% 9/15/21 #	220,000	198,550
144A 6.00% 11/15/24 #*	125,000	112,109
Calumet Specialty Products Partners 7.625% 1/15/22	280,000	285,600
Chaparral Energy
7.625% 11/15/22	130,000	119,600
8.25% 9/1/21	85,000	82,025
CHC Helicopter 9.375% 6/1/21 *	65,000	66,300
Chesapeake Energy 4.875% 4/15/22	345,000	343,275
Compressco Partners 144A 7.25% 8/15/22 #	215,000	197,800
Energy Transfer Equity 5.875% 1/15/24	86,000	91,590

(continues)	13

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Energy (continued)
Energy XXI Gulf Coast 144A 6.875% 3/15/24 #	190,000	$142,975
Exterran Partners 6.00% 4/1/21	195,000	177,450
FTS International 144A 6.25% 5/1/22 #	120,000	99,600
Genesis Energy 5.75% 2/15/21	215,000	213,119
Halcon Resources
8.875% 5/15/21 *	105,000	81,375
9.75% 7/15/20	325,000	250,250
Key Energy Services 6.75% 3/1/21	275,000	214,500
Laredo Petroleum
5.625% 1/15/22	120,000	114,000
7.375% 5/1/22	100,000	101,500
Midstates Petroleum 9.25% 6/1/21 *	355,000	296,425
Murphy Oil USA 6.00% 8/15/23	190,000	201,875
Northern Blizzard Resources 144A 7.25% 2/1/22 #	124,000	115,320
Northern Oil & Gas 8.00% 6/1/20 *	175,000	155,750
NuStar Logistics 6.75% 2/1/21	115,000	125,204
Oasis Petroleum 6.875% 3/15/22 *	230,000	217,350
Ocean Rig UDW 144A 7.25% 4/1/19 #	310,000	244,900
PDC Energy 7.75% 10/15/22	185,000	187,081
Pioneer Energy Services 6.125% 3/15/22	210,000	172,200
Regency Energy Partners 5.875% 3/1/22	190,000	196,650
SandRidge Energy 8.125% 10/15/22 *	243,000	196,830
Triangle USA Petroleum 144A 6.75% 7/15/22 #	80,000	65,600
Warren Resources 144A 9.00% 8/1/22 #	125,000	104,688

		5,365,772

Financials – 0.56%
Consolidated Energy Finance 144A 6.75% 10/15/19 #	200,000	201,000
e*trade Financial 5.375% 11/15/22	130,000	131,625

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Financials (continued)
Infinity Acquisition 144A 7.25% 8/1/22 #	245,000	$225,400

		558,025

Healthcare – 2.72%
Air Medical Group Holdings 9.25% 11/1/18	109,000	114,586
Amsurg 144A 5.625% 7/15/22 #	105,000	108,150
Community Health Systems 6.875% 2/1/22 *	240,000	255,300
7.125% 7/15/20	50,000	52,937
8.00% 11/15/19	9,000	9,653
Crimson Merger Sub 144A 6.625% 5/15/22 #	140,000	130,725
DaVita HealthCare Partners 5.125% 7/15/24 *	450,000	462,375
Immucor 11.125% 8/15/19	155,000	169,725
Kinetic Concepts
10.50% 11/1/18	124,000	137,640
12.50% 11/1/19	85,000	94,350
Mallinckrodt International Finance 4.75% 4/15/23	105,000	100,013
MPH Acquisition Holdings 144A 6.625% 4/1/22 #	90,000	94,050
Par Pharmaceutical 7.375% 10/15/20	380,000	401,850
Salix Pharmaceuticals 144A 6.00% 1/15/21 #	145,000	148,263
Tenet Healthcare 144A 5.00% 3/1/19 #	130,000	128,375
6.00% 10/1/20	85,000	90,631
8.125% 4/1/22	115,000	128,800
Valeant Pharmaceuticals International 144A 6.375% 10/15/20 #	85,000	88,507

		2,715,930

Insurance – 0.92%
American International Group 8.175% 5/15/58 •	170,000	233,750
Hockey Merger Sub 2 144A 7.875% 10/1/21 #	200,000	208,500
USI 144A 7.75% 1/15/21 #	190,000	193,325
XL Group 6.50% 10/29/49 •	290,000	280,575

		916,150

Media – 4.28%
Altice 144A 7.75% 5/15/22 #*	210,000	217,613

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Media (continued)
CBS Outdoor Americas Capital 144A 5.875% 3/15/25 #	130,000	$134,875
CCO Holdings 5.25% 9/30/22	155,000	154,806
CCOH Safari
5.50% 12/1/22	130,000	131,787
5.75% 12/1/24	230,000	232,013
Columbus International 144A 7.375% 3/30/21 #	200,000	213,750
CSC Holdings 144A 5.25% 6/1/24 #	273,000	271,294
DISH DBS 144A 5.875% 11/15/24 #	145,000	146,450
Gannett
144A 4.875% 9/15/21 #	40,000	40,300
144A 5.50% 9/15/24 #	140,000	142,275
Gray Television 7.50% 10/1/20	310,000	322,400
iHeartCommunications 144A 9.00% 9/15/22 #	225,000	219,937
PIK 14.00% 2/1/21 *	161,900	133,365
MDC Partners 144A 6.75% 4/1/20 #	200,000	207,250
Media General Financing 144A 5.875% 11/15/22 #	205,000	206,537
Mediacom Broadband 5.50% 4/15/21	120,000	122,250
Numericable Group 144A 6.00% 5/15/22 #	210,000	213,574
RCN Telecom Services 144A 8.50% 8/15/20 #	150,000	161,250
Sinclair Television Group 144A 5.625% 8/1/24 #	345,000	338,100
Unitymedia KabelBW 144A 6.125% 1/15/25 #	230,000	241,213
Virgin Media Finance 144A 6.375% 4/15/23 #	200,000	214,000
VTR Finance 144A 6.875% 1/15/24 #	200,000	211,000

		4,276,039

Services – 2.82%
AECOM Technology
144A 5.75% 10/15/22 #	80,000	84,000
144A 5.875% 10/15/24 #	95,000	100,700
Algeco Scotsman Global Finance 144A 10.75% 10/15/19 #	280,000	263,200

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Services (continued)
Avis Budget Car Rental 144A 5.50% 4/1/23 #	60,000	$60,900
Caesars Growth Properties Holdings 144A 9.375% 5/1/22 #	135,000	119,981
Covanta Holding 5.875% 3/1/24	200,000	206,000
Geo Group
5.125% 4/1/23	80,000	78,800
5.875% 10/15/24	135,000	138,375
Mattamy Group 144A 6.50% 11/15/20 #	235,000	237,350
MGM Resorts International 6.00% 3/15/23	200,000	204,000
Navios South American Logistics 144A 7.25% 5/1/22 #	180,000	184,950
Omnicare
4.75% 12/1/22 *	40,000	40,800
5.00% 12/1/24	115,000	117,875
Pinnacle Entertainment
6.375% 8/1/21	85,000	89,037
7.75% 4/1/22	60,000	64,800
Stena 144A 7.00% 2/1/24 #*	235,000	230,887
United Rentals North America 5.75% 11/15/24	285,000	296,400
Watco 144A 6.375% 4/1/23 #	90,000	92,025
West 144A 5.375% 7/15/22 #	210,000	201,075

		2,811,155

Technology – 2.10%
BMC Software Finance 144A 8.125% 7/15/21 #	110,000	103,675
CDW 5.50% 12/1/24	95,000	95,000
CommScope 144A 5.50% 6/15/24 #	200,000	200,000
Entegris 144A 6.00% 4/1/22 #	200,000	207,560
Equinix
5.375% 1/1/22	75,000	75,750
5.75% 1/1/25	130,000	131,625
First Data
11.25% 1/15/21	150,000	171,375
11.75% 8/15/21	272,000	316,200
First Data Holdings 144A PIK
14.50% 9/24/19 #	9,929	10,481
Infor Software Parent 144A PIK 7.125% 5/1/21 #T	330,000	330,825

(continues)	15

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Technology (continued)
j2 Global 8.00% 8/1/20	185,000	$200,725
NCR 6.375% 12/15/23	145,000	151,525
Viasystems 144A 7.875% 5/1/19 #	100,000	106,000

		2,100,741

Utilities – 1.99%
Abengoa Yield 144A 7.00% 11/15/19 #*	200,000	199,500
AES
5.50% 3/15/24	155,000	158,875
7.375% 7/1/21	133,000	152,950
AES Gener 144A 8.375% 12/18/73 #•	200,000	223,400
Calpine 5.375% 1/15/23	320,000	324,800
DPL 144A 6.75% 10/1/19 #	170,000	175,950
Dynegy 5.875% 6/1/23 *	120,000	118,500
Dynegy Finance I/II 144A 6.75% 11/1/19 #	65,000	67,681
144A 7.375% 11/1/22 #	110,000	115,913
144A 7.625% 11/1/24 #	105,000	111,169
Elwood Energy 8.159% 7/5/26	99,120	108,784
Enel 144A 8.75% 9/24/73 #•	200,000	234,104

		1,991,626

Total Corporate Bonds (cost $37,461,941)		37,188,320

Senior Secured Loans – 2.48%«

Applied Systems 2nd Lien 7.50% 1/15/22	262,000	262,983
Ashland Water 2nd Lien 7.75% 7/2/22	75,000	73,913
Atkore International 2nd Lien 7.75% 9/27/21	105,000	103,622
Azure Midstream Tranche B 6.50% 10/21/18	43,983	43,213
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	205,000	205,948
Borgata Tranche B 1st Lien 6.75% 8/15/18	175,325	176,837
Clear Channel Communications Tranche D 6.91% 1/30/19	115,000	108,326
Flint Group 2nd Lien 8.25% 5/2/22	210,000	201,600

	Principal amount°	Value (U.S. $)

Senior Secured Loans« (continued)

Gentiva Health Services Tranche B 6.50% 10/10/19	148,875	$149,410
Hostess Brands 1st Lien 6.75% 3/12/20	199,000	203,851
LTS Buyer 2nd Lien 8.00% 3/15/21	28,463	28,676
Mauser Holdings 2nd Lien 8.25% 6/30/22	215,000	211,506
Moxie Liberty Tranche B 7.50% 8/21/20	105,000	107,100
Moxie Patriot (Panda Power Fund) Tranche B1 6.75% 12/19/20	100,000	101,000
Otterbox Tranche B 5.75% 5/30/20	154,613	153,356
Panda Stonewall Tranche B 6.50% 11/12/21	70,000	70,831
Rite Aid 2nd Lien 5.75% 8/3/20	97,000	97,808
Samson Investment 2nd Lien 5.00% 9/25/18	95,000	86,826
Vantage Drilling Tranche B 1st Lien 5.75% 3/28/19	109,169	91,156

Total Senior Secured Loans (cost $2,522,734)		2,477,962

	Number of shares

Limited Partnership – 1.69%

Ares Management *	16,900	273,780
Brookfield Infrastructure Partners *	9,400	390,100
CrossAmerica Partners	31,200	1,029,912

Total Limited Partnership (cost $1,209,823)		1,693,792

Preferred Stock – 0.82%

Ally Financial 144A 7.00% #	400	403,513
GMAC Capital Trust I 8.125% •	8,000	211,520
Regions Financial 6.375% *	8,000	200,240

Total Preferred Stock (cost $778,170)		815,273

	Number of shares	Value (U.S. $)

Warrant – 0.00%

Wheeler REIT strike price $5.50, expiration date 4/29/19 @†	7,872	$2,637

Total Warrant (cost $65)		2,637

	Principal amount°

Short-Term Investments – 3.98%

Discount Notes – 1.99%≠
Federal Home Loan Bank
0.065% 1/14/15	310,418	310,407
0.065% 1/21/15	202,157	202,149
0.065% 2/25/15	419,257	419,217
0.065% 3/5/15	504,485	504,412
0.067% 1/16/15	208,006	207,999
0.08% 2/20/15	336,094	336,064

		1,980,248

Repurchase Agreements – 1.66%
Bank of America Merrill Lynch 0.05%, dated 11/28/14, to be repurchased on 12/1/14, repurchase price $585,283 (collateralized by U.S. government obligations 0.00%–1.375% 4/15/16–2/15/43 market value $596,986)	585,281	585,281
Bank of Montreal 0.08%, dated 11/28/14, to be repurchased on 12/1/14, repurchase price $195,094 (collateralized by U.S. government obligations 0.25%–11.25% 11/30/14–2/15/22 market value $198,996)	195,094	195,093
BNP Paribas 0.09%, dated 11/28/14, to be repurchased on 12/1/14, repurchase price $879,633 (collateralized by U.S. government obligations 0.00%–3.625% 12/26/14–2/15/21 market value $897,219)	879,626	879,626

		1,660,000

	Principal amount°	Value (U.S. $)

Short-Term Investments (continued)

U.S. Treasury Obligation – 0.33%≠
U.S. Treasury Bill 0.005% 12/26/14	331,157	$331,148

		331,148

Total Short-Term Investments (cost $3,971,300)		3,971,396

Total Value of Securities Before Securities Lending Collateral – 139.59% (cost $114,672,978)		139,438,126

	Number of shares

Securities Lending Collateral** – 5.60%

Investment Company
Delaware Investments® Collateral Fund No. 1	5,588,206	5,588,206

Total Securities Lending Collateral (cost $5,588,206)		5,588,206

Total Value of Securities – 145.19% (cost $120,261,184)		$145,026,332■

(continues)	17

Schedule of investments

Delaware Investments® Dividend and Income Fund, Inc.

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Nov. 30, 2014, the aggregate value of Rule 144A securities was $21,790,334, which represents 21.81% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

*	Fully or partially on loan.
**	See Note 10 in “Notes to financial statements” for additional information on securities lending collateral and non-cash collateral.
@	Illiquid security. At Nov. 30, 2014, the aggregate value of illiquid securities was $420,992, which represents 0.42% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”
86% of the income received was in the form of cash and 14% of the income received was in the form of additional par.
100% of the income received was in the form of additional par.
T	100% of the income received was in the form of additional cash.
=

Security is being fair valued in accordance with the Fund’s fair valuation policy. At Nov. 30, 2014, the aggregate value of fair valued securities was $35,473, which represents 0.04% of the Fund’s net assets. See Note 1 in “Notes to financial statements.”

≠	The rate shown is the effective yield at the time of purchase.
■	Includes $7,909,094 of securities loaned.
°	Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
†	Non-income-producing security.
—	Variable rate security. The rate shown is the rate as of Nov. 30, 2014. Interest rates reset periodically.
«

Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Nov. 30, 2014.

f	Step coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at Nov. 30, 2014.

Summary of abbreviations:

PIK – Pay-in-kind

REIT – Real Estate Investment Trust

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities

Delaware Investments® Dividend and Income Fund, Inc.

November 30, 2014

Assets:
Investments, at value[1,2]	$135,466,730
Short-term investments held as collateral for loaned securities, at value[3]	5,588,206
Short-term investments, at value[4]	3,971,396
Cash	83,033
Foreign currencies, at value[5]	16,492
Dividends and interest receivable	966,686
Receivable for securities sold	547,167
Securities lending income receivable	4,763

Total assets	146,644,473

Liabilities:
Borrowing under line of credit	40,000,000
Obligation to return securities lending collateral	5,588,206
Payable for securities purchased	908,375
Other accrued expenses	153,933
Investment management fees payable	63,257
Interest expense payable	37,689
Other affiliates payable	3,163
Directors’ fees and expenses payable	574

Total liabilities	46,755,197

Total Net Assets	$99,889,276

Net Assets Consist of:
Common stock, $0.01 par value, 500,000,000 shares authorized to the Fund	$82,391,665
Distributions in excess of net investment income	(424,920)
Accumulated net realized loss on investments	(6,841,689)
Net unrealized appreciation of investments and foreign currencies	24,764,220

Total Net Assets	$99,889,276

Net Asset Value

Common Shares
Net assets	$99,889,276
Shares of beneficial interest outstanding	8,967,091
Net asset value per share	$11.14

[1] Investments, at cost	$110,701,678
[2] Including securities on loan	7,909,094
[3] Short-term investments held as collateral for loaned securities, at cost	5,588,206
[4] Short-term investments, at cost	3,971,300
[5] Foreign currencies, at cost	17,420

See accompanying notes, which are an integral part of the financial statements.

19

Statement of operations

Delaware Investments® Dividend and Income Fund, Inc.

Year ended November 30, 2014

Investment Income:
Interest	$2,917,653
Dividends	2,645,085
Securities lending income	54,023
Foreign tax withheld	(6,977)

5,609,784

Expenses:
Management fees	730,788
Interest expense	348,767
Reports to shareholders	123,492
Dividend disbursing and transfer agent fees and expenses	99,233
Legal fees	92,498
Accounting and administration expenses	44,825
Audit and tax	37,634
Custodian fees	11,860
Directors’ fees and expenses	4,659
Registration fees	778
Other expenses	56,731

Total operating expenses	1,551,265

Net Investment Income	4,058,519

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,654,823
Foreign currencies	(2,645)
Foreign currency exchange contracts	(596)
Futures contracts	(25,734)
Options written	76,244

Net realized gain	7,702,092

Net change in unrealized appreciation (depreciation) of:
Investments	1,280,594
Foreign currencies	423
Options written	1,452

Net change in unrealized appreciation (depreciation)	1,282,469

Net Realized and Unrealized Gain	8,984,561

Net Increase in Net Assets Resulting from Operations	$13,043,080

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Delaware Investments® Dividend and Income Fund, Inc.

	Year ended
	11/30/14	11/30/13
Increase in Net Assets from Operations:
Net investment income	$4,058,519	$4,124,351
Net realized gain	7,702,092	5,721,234
Net change in unrealized appreciation (depreciation)	1,282,469	12,252,556

Net increase in net assets resulting from operations	13,043,080	22,098,141

Dividends and Distributions to Shareholders from:
Net investment income	(5,822,709)	(5,946,597)

	(5,822,709)	(5,946,597)

Capital Share Transactions:
Cost of shares repurchased[1]	(5,205,631)	—

Decrease in net assets derived from capital share transactions	(5,205,631)	—

Net Increase in Net Assets	2,014,740	16,151,544

Net Assets:
Beginning of year	97,874,536	81,722,992

End of year	$99,889,276	$97,874,536

Distributions in excess of net investment income	$(424,920)	$(629,820)

1 See Note 6 in “Notes to financial statements.”

See accompanying notes, which are an integral part of the financial statements.

(continues)	21

Statement of cash flows

Delaware Investments® Dividend and Income Fund, Inc.

Year ended November 30, 2014

Net Cash (including Foreign Currency) Provided by (Used for) Operating Activities:

Net increase in net assets resulting from operations	$13,043,080

Adjustments to reconcile net increase in net assets from operations to cash provided by (used for) operating activities:
Amortization of premium and accretion of discount on investments, net	27,950
Purchase of investment securities	(64,088,220)
Proceeds from disposition of investment securities	63,109,793
Purchase of short-term investment securities, net	(3,031,047)
Net realized gain on investments	(7,552,304)
Net change in unrealized appreciation (depreciation)	(1,282,469)
Premiums received on options written	96,837
Options expired/exercised and terminated in closing purchase transactions	(106,777)
Increase in receivable for investments sold	(180,398)
Increase in dividends and interest receivable and other assets	(125,221)
Decrease in payable for investments purchased	(273,149)
Increase in securities lending collateral	2,655,497
Increase in interest expense payable	11,338
Increase in investment management fees payable	6,289
Decrease in Directors’ fees and expenses payable	(110)
Decrease in other affiliates payable	(5,735)
Increase in other accrued expenses	53,688

Total adjustments	(10,684,038)

Net cash provided by operating activities	2,359,042

Cash Flows Provided by (Used for) Financing Activities:
Increase in borrowing under line of credit	11,775,000
Cash dividends and distributions paid to shareholders	(5,822,709)
Increase in obligation to return securities lending collateral	(2,655,497)
Cost of shares repurchased	(5,205,631)

Net cash used for financing activities	(1,908,837)

Effect of exchange rates on cash	423

Net increase in cash	450,628
Cash at beginning of year*	(351,103)

Cash at end of year*	$99,525

Cash paid for interest expense on leverage	$337,429

*Includes foreign currencies as shown on the “Statement of assets and liabilities.”

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Investments® Dividend and Income Fund, Inc.

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	11/30/14	11/30/13	11/30/12	11/30/11	11/30/10
Net asset value, beginning of period	$10.370	$8.660	$7.670	$7.680	$7.040

Income from investment operations:
Net investment income[1]	0.439	0.437	0.439	0.432	0.423
Net realized and unrealized gain	0.961	1.903	1.226	0.248	0.907

Total from investment operations	1.400	2.340	1.665	0.680	1.330

Less dividends and distributions from:
Net investment income	(0.630)	(0.630)	(0.581)	(0.690)	(0.690)
Return of capital	—	—	(0.094)	—	—

Total dividends and distributions	(0.630)	(0.630)	(0.675)	(0.690)	(0.690)

Net asset value, end of period	$11.140	$10.370	$8.660	$7.670	$7.680

Market value, end of period	$10.050	$9.410	$7.920	$6.890	$7.560

Total return based on:[2]
Net asset value	14.51%	28.51%	22.88%	9.30%	19.61%
Market value	13.85%	27.51%	25.10%	(0.26% )	25.59%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$99,889	$97,875	$81,723	$72,386	$72,470
Ratio of expenses to average net assets[3,4]	1.55%	1.43%	1.60%	1.51%	1.65%
Ratio of net investment income to average net assets[5]	4.06%	4.51%	5.26%	5.35%	5.75%
Portfolio turnover	48%	45%	39%	45%	62%

Leverage Analysis:
Debt outstanding at end of period at par (000 omitted)	$40,000	$28,225	$28,225	$20,225	$20,225
Asset coverage per $1,000 of debt outstanding at end of period	$3,497	$4,468	$3,895	$4,579	$4,583

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
[3]	The ratio of interest expense to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2014, 2013, 2012, 2011, and 2010 were 0.26%, 0.26%, 0.36%, 0.28%, and 0.33%, respectively.
[4]	The ratio of expenses before interest expense to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2014, 2013, 2012, 2011, and 2010 were 0.90%, 0.84%, 0.85%, 0.91%, and 0.95%, respectively.
[5]	The ratio of net investment income to adjusted average net assets (excluding debt outstanding) for the years ended Nov. 30, 2014, 2013, 2012, 2011, and 2010 were 3.05%, 3.44%, 3.97%, 4.23%, and 4.45%, respectively.

See accompanying notes, which are an integral part of the financial statements.

(continues)	23

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

November 30, 2014

Delaware Investments Dividend and Income Fund, Inc. (Fund) is organized as a Maryland corporation and is a diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s shares trade on the New York Stock Exchange (NYSE) under the symbol DDF.

The investment objective of the Fund is to seek high current income. Capital appreciation is a secondary objective.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation — Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Nov. 30, 2011–Nov. 30, 2014), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of the Fund.

Repurchase Agreements — The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Nov. 28, 2014.

Distributions — The Fund has implemented a managed distribution policy. Under the policy, the Fund is managed with a goal of generating as much of the distribution as possible from net investment income and short-term capital gains. The balance of the distribution will then come from long-term capital gains to the extent permitted, and if necessary, a return of capital. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years. For federal income tax purposes, the effect of such capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be non-taxable returns of capital into distributions taxable as ordinary income. The use of such capital loss carryovers in this circumstance will produce no tax benefit for shareholders, and the capital loss carryovers available to offset future capital gains of the Fund will be reduced. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after Nov. 30, 2011. The actual determination of the source of the Fund’s distributions can be made only at year end. Shareholders should receive written notification regarding the actual components and tax treatments of all Fund distributions for the calendar year 2014 in early 2015.

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, these changes are included in “Net realized and unrealized gain (loss) on investments.” The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended Nov. 30, 2014. Delaware Management Company (DMC), a series of Delaware Management Business Trust, and its affiliates have previously acted and may in the future act as an investment advisor to mutual funds or separate accounts affiliated with the administrator of the commission recapture program described above. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment advisors and may also participate in other types of business and provide other services in the investment management industry.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. There were no earnings credits for the year ended Nov. 30, 2014.

(continues)	25

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays DMC and the investment manager, an annual fee of 0.55% of the adjusted average weekly net assets of the Fund. For purposes of the calculation of investment management fees, adjusted average weekly net assets exclude the line of credit liability.

Effective Nov. 1, 2014, Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. Prior to this time, Delaware Service Company, Inc. (DSC), an affiliate of DMC, provided fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DIFSC fees based on the aggregate daily net assets (excluding the line of credit liability) of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% on the first $30 billion; 0.0045% on the next $10 billion; 0.0040% on the next $10 billion; and 0.0025% on aggregate average daily net assets in excess of $50 billion. The fees payable to DIFSC under the service agreement described above are allocated among all Funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Nov. 30, 2014, the Fund was charged $6,369 for these services. This amount is included on the “Statement of operations” under “Accounting and administration expenses.”

As provided in the investment management agreement, the Fund bears a portion of cost of resources shared with DMC, including the cost of internal personnel of DMC and its affiliates that provide legal, tax, and regulatory reporting services to the Fund. For the year ended Nov. 30, 2014, the Fund was charged $15,953 for internal legal, tax, and regulatory reporting services provided by DMC and/or its affiliates’ employees. This amount is included on the “Statement of operations” under “Legal fees.”

Directors’ fees include expenses accrued by the Fund for each Director’s retainer and meeting fees. Certain officers of DMC and DIFSC are officers and/or Directors of the Fund. These officers and Directors are paid no compensation by the Fund.

3. Investments

For the year ended Nov. 30, 2014, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases	$64,088,220
Sales	63,109,793

At Nov. 30, 2014, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

Cost of investments	$120,823,137

Aggregate unrealized appreciation	$27,494,650
Aggregate unrealized depreciation	(3,291,455)

Net unrealized appreciation	$24,203,195

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1 –	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2 –	Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates), or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3 –	Significant unobservable inputs, including the Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Nov. 30, 2014:

	Level 1	Level 2	Level 3	Total
Common Stock	$81,711,087	$—	$—	$81,711,087
Convertible Preferred Stock[1]	2,206,838	901,843	35,473	3,144,154
Corporate Debt	—	45,621,825	—	45,621,825
Senior Secured Loans[1]	—	1,951,967	525,995	2,477,962
Limited Partnership	1,693,792	—	—	1,693,792
Preferred Stock[1]	411,760	403,513	—	815,273
Warrant	2,637	—	—	2,637
Short-Term Investments	—	3,971,396	—	3,971,396
Securities Lending Collateral	—	5,588,206	—	5,588,206

Total	$86,026,114	$58,438,750	$561,468	$145,026,332

The securities that have been deemed worthless on the “Schedule of investments” are considered to be Level 3 securities in this table.

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-price investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total
Convertible Preferred Stock	70.19%	28.68%	1.13%	100.00%
Senior Secured Loans	—	78.77%	21.23%	100.00%
Preferred Stock	50.51%	49.49%	—	100.00%

During the year ended Nov. 30, 2014, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Fund. This does not include transfers between Level 1 investments and Level 2 investments due to the Fund utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in the Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Fund’s net asset value is determined) will be established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Fund’s net asset value is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting year.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to the Fund’s net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the year.

(continues)	27

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Nov. 30, 2014 and 2013 was as follows:

	Year ended
	11/30/14	11/30/13
Ordinary income	$5,822,709	$5,946,597

5. Components of Net Assets on a Tax Basis

As of Nov. 30, 2014, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$82,391,665
Capital loss carryforwards	(6,704,656)
Unrealized appreciation	24,202,267

Net assets	$99,889,276

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax treatment of contingent payment debt instruments, partnership income, trust preferred securities, market discount and premium on debt instruments and passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, dividends and distributions, contingent payment debt instruments, market discount and premium on certain debt instruments, partnership income, and passive foreign investment companies. Results of operations and net assets were not affected by these reclassifications. For the year ended Nov. 30, 2014, the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$1,969,090
Accumulated net realized loss	(190,598)
Paid-in capital	(1,778,492)

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. $7,355,185 was utilized in 2014. Capital loss carryforwards remaining at Nov. 30, 2014 will expire as follows: $6,704,656 expires in 2017.

On Dec. 22, 2010, the Act was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation. At Nov. 30, 2014, there were no capital loss carryforwards incurred that will carried forward under the Act.

6. Capital Stock

Shares obtained under the Fund’s dividend reinvestment plan are purchased by the Fund’s transfer agent, Computershare, Inc., in the open market. There were no shares issued under the Fund’s dividend reinvestment plan for the years ended Nov. 30, 2014 and 2013.

On May 22, 2014, the Fund’s Board approved a tender offer for shares of the Fund’s common stock. The tender offer authorized the Fund to purchase up to 5% of its issued and outstanding shares at a price equal to 98% of the Fund’s net asset value at the close of business on the NYSE on July 2, 2014, the first business day following the expiration of the offer. The tender offer commenced on June 2, 2014, and expired on June 27, 2014.

In connection with the tender offer, the Fund purchased 471,952 shares of capital stock at a total cost of $5,205,631. The tender offer was oversubscribed and all tenders of shares were subject to pro-ration (at a ratio of approximately 31.8804%) in accordance with the terms of the tender offer.

The Fund did not repurchase shares under the Share Repurchase Program during the years ended Nov. 30, 2014 and 2013.

7. Line of Credit

For the year ended Nov. 30, 2014, the Fund borrowed a portion of the money available to it pursuant to a $40,000,000 Credit Agreement with The Bank of New York Mellon (BNY Mellon) that expires on June 24, 2015. Prior to June 25, 2014, the Credit Agreement was $30,000,000. Depending on market conditions, the amount borrowed by the Fund pursuant to the Credit Agreement may be reduced or possibly increased in the future.

At Nov. 30, 2014, the par value of loans outstanding was $40,000,000, at a variable interest rate of 1.03%. During the year ended Nov. 30, 2014, the average daily balance of loans outstanding was $32,935,000 at a weighted average interest rate of approximately 1.05%. Interest on borrowing is based on a variable short-term rate plus an applicable margin. Prior to June 25, 2014, the commitment fee was computed at a rate of 0.15% per annum on the unused balance. On June 25, 2014, the commitment fee was changed to a rate of 0.10% per annum on the unused balance. The loan is collateralized by the Fund’s portfolio.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. In addition, the Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts were outstanding at Nov. 30, 2014.

During the year ended Nov. 30, 2014, the Fund used foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owned that were denominated in foreign currencies.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in interest rates, or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

(continues)	29

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

8. Derivatives (continued)

When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No financial futures contracts were outstanding at Nov. 30, 2014.

During the year ended Nov. 30, 2014, the Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.

Options Contracts — During the year ended Nov. 30, 2014, the Fund entered into options contracts in the normal course of pursuing its investment objectives. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; to earn income as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the options purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

Transactions in options written during the year ended Nov. 30, 2014 for the Fund were as follows:

	Number of Contracts	Premiums
Options outstanding at Nov. 30, 2013	89	$9,940
Options written	863	96,837
Options expired	(563)	(70,133)
Options exercised	(300)	(30,533)
Options terminated in closing purchase transactions	(89)	(6,111)

Options outstanding at Nov. 30, 2014	—	$—

During the year ended Nov. 30, 2014, the Fund used options contracts to receive premiums for writing options.

The effect of derivative instruments on the “Statement of operations” for the year ended Nov. 30, 2014 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Written	Total
Foreign currency exchange contracts	$(596)	$—	$—	$(596)
Interest rate contracts	—	(25,734)	—	(25,734)
Equity contracts	—	—	76,244	76,244

Total	$(596)	$(25,734)	$76,244	$49,914

Net Change in Unrealized Appreciation (Depreciation) of Options Written
Equity contracts	$1,452

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Nov. 30, 2014.

	Long Derivative Volume		Short Derivative Volume
Foreign currency exchange contracts (average cost)	USD	—	USD	762
Futures contracts (average notional value)		—		573,434
Options contracts (average notional value)		—		4,220

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands disclosure requirements on the offsetting of certain assets and liabilities. The disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the “Statements of assets and liabilities” and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with each of its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

(continues)	31

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

9. Offsetting (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statement of assets and liabilities.”

At Nov. 30, 2014, the Fund had the following assets and liabilities subject to offsetting provisions:

Master Repurchase Agreements

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received	Cash Collateral Received	Net Amount(a)
Bank of America Merrill Lynch	$ 585,281	$ (585,281)	$—	$—
Bank of Montreal	195,093	(195,093)	—	—
BNP Paribas	879,626	(879,626)	—	—

Total	$1,660,000	$(1,660,000)	$—	$—

(a)	Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan.

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities, and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent, and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

At Nov. 30, 2014, the value of securities on loan was $8,333,142, for which the Fund received collateral, comprised of non-cash collateral (U.S. government securities) valued at $2,744,936 and cash collateral of $5,588,206. At Nov. 30, 2014, the value of invested collateral was $7,909,094. Investments purchased with cash collateral are presented on the “Schedule of investments” under the caption “Securities Lending Collateral.”

11. Credit and Market Risk

The Fund borrows through its line of credit for purposes of leveraging. Leveraging may result in higher degrees of volatility because the Fund’s net asset value could be subject to fluctuations in short-term interest rates and changes in market value of portfolio securities attributable to the leverage.

The Fund invests a portion of its assets in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC. and Ba or lower by Moody’s Investors Service Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended Nov. 30, 2014. The Fund’s REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.

The Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments.

As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

The Fund may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the “Schedule of investments.”

(continues)	33

Notes to financial statements

Delaware Investments® Dividend and Income Fund, Inc.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Recent Accounting Pronouncements

In June 2014, the FASB issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after Dec. 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

14. Subsequent Events

Management has determined that no other material events or transactions occurred subsequent to Nov. 30, 2014 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent

registered public accounting firm

To the Board of Directors and Shareholders of Delaware Investments® Dividend and Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Delaware Investments Dividend and Income Fund, Inc. (the “Fund”) at November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2014 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 22, 2015

35

Other Fund information (Unaudited)

Delaware Investments® Dividend and Income Fund, Inc.

Proxy results

Annual meeting

The Fund held its Annual Meeting of Shareholders on Aug. 20, 2014. At the Annual Meeting, the Fund’s shareholders elected 9 Directors. The results of the voting at the meeting were as follows:

Nominee	Shares Voted For	Shares Withheld	No Ballot Received
Patrick P. Coyne	8,146,920.210	175,577.592	1,116,544.357
Thomas L. Bennett	8,135,054.210	187,443.592	1,116,544.357
John A. Fry	8,154,557.210	167,940.592	1,116,544.357
Lucinda S. Landreth	8,133,655.210	188,842.592	1,116,544.357
Joseph W. Chow	8,135,451.210	187,046.592	1,116,544.357
Frances A. Sevilla-Sacasa	8,146,659.210	175,838.592	1,116,544.357
Janet L. Yeomans	8,141,517.210	180,980.592	1,116,544.357
J. Richard Zecher	8,123,998.882	198,498.920	1,116,544.357
Thomas K. Whitford	8,149,030.210	173,467.592	1,116,544.357

Fund management

Changes to portfolio management team

Christopher M. Testa was appointed as a co-portfolio manager of the Fund on June 19, 2014. Mr. Testa joined Babak Zenouzi, Damon J. Andres, D. Tysen Nutt Jr., Anthony A. Lombardi, Robert A. Vogel Jr., Nikhil G. Lalvani, Kristen E. Bartholdson, Wayne A. Anglace, Roger A. Early, Paul A. Matlack, Craig C. Dembek, and John P. McCarthy in making day-to-day decisions for the Fund.

On Nov. 6, 2014, the Fund announced that Thomas H. Chow would no longer serve as a co-portfolio manager of the Fund.

Babak “Bob” Zenouzi

Senior Vice President, Chief Investment Officer – Real Estate Securities and Income Solutions (RESIS)

Bob Zenouzi is the lead manager for the real estate securities and income solutions (RESIS) group at Delaware Investments, which includes the team, its process, and its institutional and retail products, which he created during his prior time with the firm. He also focuses on opportunities in Japan, Singapore, and Malaysia for the firm’s global REIT product. Additionally, he serves as lead portfolio manager for the firm’s Dividend Income products, which he helped to create in the 1990s. He is also a member of the firm’s asset allocation committee, which is responsible for building and managing multi-asset class portfolios. He rejoined Delaware Investments in May 2006 as senior portfolio manager and head of real estate securities. In his first term with the firm, he spent seven years as an analyst and portfolio manager, leaving in 1999 to work at Chartwell Investment Partners, where from 1999 to 2006 he was a partner and senior portfolio manager on Chartwell’s Small-Cap Value portfolio. He began his career with The Boston Company, where he held several positions in accounting and financial analysis. Zenouzi earned a master’s degree in finance from Boston College and a bachelor’s degree in finance from Babson College. He is a member of the National Association of Real Estate Investment Trusts and the Urban Land Institute.

Mr. Zenouzi has been a co-portfolio manager of the Fund since May 2006.

Anthony A. Lombardi, CFA

Vice President, Senior Portfolio Manager

Anthony A. Lombardi is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2004 in his current role, Lombardi was a director at Merrill Lynch Investment Managers. He joined Merrill Lynch Investment Managers’ Capital Management Group in 1998 and last worked as a director and portfolio manager for the U.S. Active Large-Cap Value team, managing mutual funds and separate accounts for institutions and private clients. From 1990 to 1997, he worked at Dean Witter Reynolds as a sell-side equity research analyst, last serving as a vice president. He began his career as an investment analyst with Crossland Savings. Lombardi graduated from Hofstra University, receiving a bachelor’s degree in finance and an MBA in finance with a concentration in portfolio management. He is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Lombardi has been a co-portfolio manager of the Fund since March 2005.

D. Tysen Nutt Jr.

Senior Vice President, Senior Portfolio Manager, Team Leader

D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Mr. Nutt has been a co-portfolio manager of the Fund since March 2005.

Damon J. Andres, CFA

Vice President, Senior Portfolio Manager

Damon J. Andres, who joined Delaware Investments in 1994 as an analyst, currently serves as a portfolio manager for the firm’s real estate securities and income solutions (RESIS) group. He also serves as a portfolio manager for the firm’s Dividend Income products. From 1991 to 1994, he performed investment-consulting services as a consulting associate with Cambridge Associates. Andres earned a bachelor’s degree in business administration with an emphasis in finance and accounting from the University of Richmond.

Mr. Andres has been a co-portfolio manager of the Fund since January 2001.

Kristen E. Bartholdson

Vice President, Senior Portfolio Manager

Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004 she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

Ms. Bartholdson has been a co-portfolio manager of the Fund since December 2008.

Nikhil G. Lalvani, CFA

Vice President, Senior Portfolio Manager

Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Mr. Lalvani has been a co-portfolio manager of the Fund since October 2006.

(continues)	37

Other Fund information (Unaudited)

Fund management (continued)

Robert A. Vogel Jr., CFA

Vice President, Senior Portfolio Manager

Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Mr. Vogel has been a co-portfolio manager of the Fund since March 2005.

Roger A. Early, CPA, CFA

Managing Director, Co-Head of Fixed Income Investments, Senior Vice President, Co-Chief Investment Officer – Total Return Fixed Income Strategy

Roger A. Early rejoined Delaware Investments in March 2007 as a member of the firm’s taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation. He became co-head of the team in December 2014. During his previous time at the firm, from 1994 to 2001, he was a senior portfolio manager in the same area, and he left Delaware Investments as head of its U.S. investment grade fixed income group. In recent years, Early was a senior portfolio manager at Chartwell Investment Partners and Rittenhouse Financial and was the chief investment officer for fixed income at Turner Investments. Prior to joining Delaware Investments in 1994, he worked for more than 10 years at Federated Investors where he managed more than $25 billion in mutual fund and institutional portfolios in the short-term and investment grade markets. He left the firm as head of institutional fixed income management. Earlier in his career, he held management positions with the Federal Reserve Bank, PNC Financial, Touche Ross, and Rockwell International. Early earned his bachelor’s degree in economics from The Wharton School of the University of Pennsylvania and an MBA with concentrations in finance and accounting from the University of Pittsburgh. He is a member of the CFA Society of Philadelphia.

Mr. Early has been a co-portfolio manager of the Fund since January 2008.

Wayne A. Anglace, CFA

Vice President, Senior Portfolio Manager

Wayne A. Anglace currently serves as a senior portfolio manager for the firm’s convertible bond strategies. Prior to joining the firm in March 2007 as a research analyst and trader, he spent more than two years as a research analyst at Gartmore Global Investments for its convertible bond strategy. From 2000 to 2004, Anglace worked in private client research at Deutsche Bank Alex. Brown in Baltimore where he focused on equity research, and he started his financial services career with Ashbridge Investment Management in 1999. Prior to moving to the financial industry, Anglace worked as a professional civil engineer. He earned his bachelor’s degree in civil engineering from Villanova University and an MBA with a concentration in finance from Saint Joseph’s University, and he is a member of the CFA Society of Philadelphia.

Mr. Anglace has been a co-portfolio manager of the Fund since March 2010.

Paul A. Matlack, CFA

Senior Vice President, Senior Portfolio Manager, Fixed Income Strategist

Paul A. Matlack is a strategist and senior portfolio manager for the firm’s fixed income team. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor’s degree in international relations from the University of Pennsylvania and an MBA with a concentration in finance from George Washington University.

Mr. Matlack has been a co-portfolio manager of the Fund since December 2012.

Craig C. Dembek, CFA

Senior Vice President, Co-Head of Credit Research, Senior Research Analyst

Craig C. Dembek is co-head of credit research and senior research analyst on the firm’s taxable fixed income team with primary responsibility for banks, brokers, insurance companies, and real estate investment trusts (REITs), as well as oversight for other sectors. He rejoined the firm in March 2007. During his previous time at Delaware Investments, from April 1999 to January 2001, he was a senior investment grade credit analyst. Most recently, he spent four years at Chartwell Investment Partners as a senior fixed income analyst and Turner Investment Partners as a senior fixed income analyst and portfolio manager. Dembek also spent two years at Stein, Roe & Farnham as a senior fixed income analyst. Earlier in his career, he worked for two years as a lead bank analyst at the Federal Reserve Bank of Boston. Dembek earned a bachelor’s degree in finance from Michigan State University and an MBA with a concentration in finance from the University of Vermont.

Mr. Dembek has been a co-portfolio manager of the Fund since December 2012.

John P. McCarthy, CFA

Senior Vice President, Co-Head of Credit Research, Senior Research Analyst

John P. McCarthy is co-head of credit research and senior research analyst on the firm’s taxable fixed income team, responsible for industrials, steel, metals, and mining. He rejoined Delaware Investments in March 2007 after he worked in the firm’s fixed income area from 1990 to 2000 as a senior high yield analyst and high yield trader, and from 2001 to 2002 as a municipal bond trader. Most recently, he was a senior high yield analyst/trader at Chartwell Investment Partners. McCarthy earned a bachelor’s degree in business administration from Babson College, and he is a member of the CFA Society of Philadelphia.

Mr. McCarthy has been a co-portfolio manager of the Fund since December 2012.

Christopher M. Testa, CFA

Senior Vice President, Senior Portfolio Manager

Christopher M. Testa joined Delaware Investments in January 2014 as a senior portfolio manager in the firm’s corporate credit portfolio management group. He manages both investment grade and high yield corporate credit. Prior to joining the firm, Testa worked as a portfolio manager who focused on high yield credit at S. Goldman Asset Management from 2009 to 2012 and Princeton Advisory Group from 2012 to 2013. Previously, he served as head of U.S. credit at Drake Management, and prior to that he was head of credit research and a high yield portfolio manager at Goldman Sachs Asset Management. Testa has more than 20 years of experience analyzing and investing in high yield and distressed credit. He earned his bachelor’s degree in economics, with a minor in government, from Hamilton College, and an MBA in finance with a concentration in investments from The Wharton School of the University of Pennsylvania.

Mr. Testa has been a co-portfolio manager of the Fund since June 2014.

Board consideration of Delaware Investments Dividend and Income Fund, Inc.’s investment management agreement

At a meeting held on Aug. 19–21, 2014 (the “Annual Meeting”), the Board of Directors (the “Board”), including a majority of disinterested or independent Directors, approved the renewal of the Investment Management Agreement for Delaware Investments Dividend and Income Fund, Inc. (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Management Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Directors in May 2014 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Directors reviewed and discussed the Lipper reports with independent legal counsel to the Independent Directors. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee

(continues)	39

Other Fund information (Unaudited)

Board consideration of Delaware Investments Dividend and Income Fund, Inc.’s investment management agreement (continued)

information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Directors received assistance and advice from and met separately with independent legal counsel to the Independent Directors. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

Nature, Extent and Quality of Service. The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC (“Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment manager and the emphasis placed on research in the investment process. The Board recognized DMC’s receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to Fund matters. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

Investment Performance. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the highest performance ranked first, and a fund with the lowest ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the lowest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past 1-, 3-, 5- and 10-year periods, to the extent applicable, ended March 31, 2014. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all leveraged closed-end income and preferred stock funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the 1-, 3- and 10-year periods was in the first quartile of its Performance Universe. The report further showed that the Fund’s total return for the 5-year period was in the second quartile of its Performance Universe. The Board was satisfied with performance.

Comparative Expenses. The Board considered expense comparison data for the Delaware Investments Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar closed-end funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee and total expenses were in the quartile with the lowest expenses of its Expense Group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to those of its Expense Group.

Management Profitability. The Board considered the level of profits, if any, realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments® Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the profitability of Delaware Investments.

Economies of Scale. As a closed-end fund, the Fund does not issue shares on a continuous basis. Fund assets increase only to the extent that the values of the underlying securities in the Fund increase. Accordingly, the Board determined that the Fund was not likely to experience significant economies of scale due to asset growth and, therefore, a fee schedule with breakpoints to pass the benefit of economies of scale on to shareholders was not likely to provide the intended effect.

Distribution information

Shareholders were sent monthly notices from the Fund that set forth estimates, on a book basis, of the source or sources from which monthly distributions were paid. Subsequently, certain of these estimates have been revised in part. Listed below is a written statement of the sources of these monthly distributions on a book basis.

Month	Investment Income per Share	Return of Capital per Share	Long Term Capital Gain/(Loss) per Share	Total Distribution Amount per Share
December 2013	$0.0442	$0.0083	$—	$0.0525
January 2014	0.0288	0.0237	—	0.0525
February 2014	0.0427	0.0098	—	0.0525
March 2014	0.0428	0.0097	—	0.0525
April 2014	0.0319	0.0206	—	0.0525
May 2014	0.0412	0.0113	—	0.0525
June 2014	0.0266	0.0259	—	0.0525
July 2014	0.0387	0.0138	—	0.0525
August 2014	0.0382	0.0143	—	0.0525
September 2014	0.0425	0.0100	—	0.0525
October 2014	0.0343	0.0182	—	0.0525
November 2014	0.0388	0.0137	—	0.0525
Total	$0.4507	$0.1793	$—	$0.6300

Please note that the information in the preceding chart is for book purposes only. Shareholders should be aware the tax treatment of distributions may differ from their book treatment. For federal income tax purposes, the effect of capital loss carryovers may be to convert (to the extent of such current year gains) what would otherwise be returns of capital into distributions taxable as ordinary income. Under the Regulated Investment Company Modernization Act of 2010 (Act), this tax effect attributable to the Fund’s capital loss carryovers (the conversion of returns of capital into distributions taxable as ordinary income) will no longer apply to net capital losses of the Fund arising in Fund tax years beginning after the date of the enactment. The tax treatment of distributions will be set forth in a Form 1099-DIV.

(continues)	41

Other Fund information (Unaudited)

Dividend reinvestment plan

The Fund offers an automatic dividend reinvestment program (“Plan”). Shareholders who have shares registered in their own names are automatically considered participants in the Plan, unless they elect to withdraw from the Plan. Shareholders who hold their shares through a bank, broker, or other nominee should request the bank, broker, or nominee to participate in the Plan on their behalf. This can be done as long as the bank, broker, or nominee provides a dividend reinvestment service for the Fund. If the bank, broker, or nominee does not provide this service, such shareholders must have their shares taken out of “street” or nominee name and re-registered in their own name in order to participate in the Plan.

Computershare, Inc. (“Computershare”) will apply all cash dividends, capital gains and other distributions (collectively, “Distributions”) on the Fund’s shares of common stock which become payable to each Plan participant to the purchase of outstanding shares of the Fund’s common stock for such participant. These purchases may be made on a securities exchange or in the over-the-counter market, and may be subject to such terms of price, delivery, and related matters to which Computershare may agree. The Fund will not issue new shares in connection with the Plan.

Distributions reinvested for participants are subject to income taxes just as if they had been paid directly to the shareholder in cash. Participants will receive a year-end statement showing distributions reinvested, and any brokerage commissions paid on such participant’s behalf.

Shareholders holding shares of the Fund in their own names who wish to terminate their participation in the Plan may do so by sending written instruction to Computershare so that Computershare receives such instructions at least 10 days prior to the Distribution record date.

Shareholders with shares held in account by a bank, broker, or other nominee should contact such bank, broker, or other nominee to determine the procedure for withdrawal from the Plan.

If written instructions are not received by Computershare at least 10 days prior to the record date for a particular Distribution, that Distribution may be reinvested at the sole discretion of Computershare. After a shareholder’s instructions to terminate participation in the Plan become effective, Distributions will be paid to shareholders in cash. Upon termination, a shareholder may elect to receive either stock or cash for all the full shares in the account. If cash is elected, Computershare will sell such shares at the then current market value and then send the net proceeds to the shareholder, after deducting brokerage commissions and related expenses. Any fractional shares at the time of termination will be paid in cash at the current market price, less brokerage commissions and related expenses, if any. Shareholders may at any time request a full or partial withdrawal of shares from the Plan, without terminating participation in the Plan. When shares outside of the Plan are liquidated, Distributions on shares held under the Plan will continue to be reinvested unless Computershare is notified of the shareholder’s withdrawal from the Plan.

An investor holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Please contact your broker/dealer for additional details.

Computershare will charge participants their proportional share of brokerage commissions on market purchases. Participants may obtain a certificate or certificates for all or part of the full shares credited to their accounts at any time by making a request in writing to Computershare. A fee may be charged to the participant for each certificate issuance.

If you have any questions and shares are registered in your name, contact Computershare at 866 437-0252 or P.O. Box 30170, College Station, TX 77842-3170. If you have any questions and shares are registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

Effective Aug. 1, 2008, the Dividend Reinvestment Plan may be amended by the Fund upon 20 days written notice to the Plan’s participants.

Tender offer

As described in Note 6 to the Financial Statements, the Fund conducted a tender offer in 2014. There can be no assurance that a tender offer will reduce or eliminate any spread between market price and the net asset value of the Fund’s shares. The market price of the shares will, among other things, be determined by the relative demand for and supply of shares in the market, the Fund’s investment performance, the Fund’s dividends and yields, and investor perception of the Fund’s overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that a tender offer may be conducted may result in more of a reduction in the spread between market price and net asset value than might otherwise be the case. The Fund’s Board of Directors, consistent with its fiduciary obligations, may explore alternatives to a tender offer to reduce or eliminate the Fund’s potential market value discount from net asset value. Therefore, the Fund cannot provide assurance that it will make tender offers in the future.

Since the Fund’s organization in 1993, the Fund has consummated seven tender offers, including tender offers in 2000, 2005, 2006, 2007, 2008, 2009, and 2014.

Tax information

The information set forth below is for the Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Nov. 30, 2014, the Fund reports distributions paid during the year as follows:

(A) Ordinary Income Distributions (Tax Basis)*	100.00%
(B) Qualifying Dividends[1]	44.62%

(A)  is based on a percentage of the Fund’s total distributions.

(B)  is based on a percentage of the Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended Nov. 30, 2014, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Fund from ordinary income reported as qualified dividend income is 49.98%. Complete information will be computed and reported in conjunction with your 2014 Form 1099-DIV.

(continues)	43

Board of trustees / directors and

officers addendum

Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustees
Patrick P. Coyne[1] 2005 Market Street Philadelphia, PA 19103 April 1963	Chairman, President, Chief Executive Officer, and Trustee	Chairman and Trustee since August 16, 2006	Patrick P. Coyne has served in various executive capacities at different times at Delaware Investments.[2]	65	Board of Governors Member Investment Company Institute (ICI)

		President and Chief Executive Officer since August 1, 2006			Director and Audit Committee Member Kaydon Corp. (2007–2013)
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Trustee	Since March 2005	Private Investor (March 2004–Present)	65	Director Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	Executive Vice President (Emerging Economies Strategies, Risk and Corporate Administration) State Street Corporation (July 2004–March 2011)	65	Director and Audit Committee Member – Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	President Drexel University (August 2010–Present)	65	Director —Hershey Trust Company
			President Franklin & Marshall College (July 2002–July 2010)		Director, Audit Committee and Governance Committee Member Community Health Systems
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	Private Investor (2004–Present)	65	None

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Independent Trustees (continued)
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	Chief Executive Officer — Banco Itaú International (April 2012–Present)	65	Trust Manager and Audit Committee Member — Camden Property Trust
			Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration
			President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	Vice Chairman (2010–April 2013) Chief Administrative Officer (2008–2010) and Executive Vice President and Chief Administrative Officer (2007–2009) — PNC Financial Services Group	65	Director — HSBC Finance Corporation and HSBC North America Holdings Inc.
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006–July 2012) Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) 3M Corporation	65	Director, Audit and Compliance Committee Chair, Investment Committee Member, and Governance Committee Member Okabena Company
					Chair — 3M Investment Management Company (2005–2012)
J. Richard Zecher 2005 Market Street Philadelphia, PA 19103 July 1940	Trustee	Since March 2005	Founder Investor Analytics (Risk Management) (May 1999–Present)	65	Director and Compensation Committee Member Investor Analytics
			Founder P/E Investments (Hedge Fund) (September 1996–Present)		Director — P/E Investments

(continues)	45

Board of trustees / directors and

officers addendum

Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Officers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, Deputy General Counsel, and Secretary	Senior Vice President, Deputy General Counsel since May 2013; Vice President, Deputy General Counsel September 2000 – May 2013; Secretary since October 2005	David F. Connor has served as Deputy General Counsel of Delaware Investments since 2000.	65	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	65	None[3]
David P. O’Connor 2005 Market Street Philadelphia, PA 19103 February 1966	Executive Vice President, General Counsel and Chief Legal Officer	Executive Vice President since February 2012; Senior Vice President October 2005 – February 2012; General Counsel and Chief Legal Officer since October 2005	David P. O’Connor has served in various executive and legal capacities at different times at Delaware Investments.	65	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Chief Financial Officer since November 2006	Richard Salus has served in various executive capacities at different times at Delaware Investments.	65	None[3]

1	Patrick P. Coyne is considered to be an “Interested Trustee” because he is an executive officer of the Fund’s investment advisor.

2	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s investment advisor.

3	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor as the registrant.

About the organization

This annual report is for the information of Delaware Investments Dividend and Income Fund, Inc. shareholders. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when sold, may be worth more or less than their original cost.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may, from time to time, purchase shares of its common stock on the open market at market prices. Your Fund’s Board of Directors approved a share repurchase program in 1994 that authorizes the Fund to purchase up to 10% of its outstanding shares on the floor of the New York Stock Exchange.

Board of Directors

Patrick P. Coyne

Chairman, President, and

Chief Executive Officer

Delaware Investments Family of Funds

Philadelphia, PA

Thomas L. Bennett

Private Investor

Rosemont, PA

Joseph W. Chow†

Former Executive Vice President

State Street Corporation

Brookline, MA

John A. Fry

President

Drexel University

Philadelphia, PA

Lucinda S. Landreth†

Former Chief Investment Officer

Assurant, Inc.

Philadelphia, PA

Frances A. Sevilla-Sacasa†

Chief Executive Officer

Banco Itaú International

Miami, FL

Thomas K. Whitford

Former Vice Chairman

PNC Financial Services Group

Pittsburgh, PA

Janet L. Yeomans†

Former Vice President and Treasurer

3M Corporation

St. Paul, MN

J. Richard Zecher

Founder

Investor Analytics

Scottsdale, AZ

†Audit committee member

Affiliated officers

David F. Connor

Senior Vice President,

Deputy General Counsel, and Secretary

Delaware Investments Family of Funds

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Delaware Investments Family of Funds

Philadelphia, PA

David P. O’Connor

Executive Vice President, General Counsel, and Chief Legal Officer

Delaware Investments Family of Funds

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Delaware Investments Family of Funds

Philadelphia, PA

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 866 437-0252; (ii) on the Fund’s website at delawareinvestments.com; and (iii) on the SEC’s website at sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

Investment manager

Delaware Management Company a series of Delaware Management Business Trust

Philadelphia, PA

Principal office of the Fund

2005 Market Street

Philadelphia, PA 19103-7094

Independent registered public accounting firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

Registrar and stock transfer agent

Computershare, Inc.

480 Washington Blvd.

Jersey City, NJ 07310

866 437-0252

Website

delawareinvestments.com

Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

Your reinvestment options

Delaware Investments Dividend and Income Fund, Inc. offers an automatic dividend reinvestment program. If you would like to reinvest dividends, and shares are registered in your name, contact Computershare, Inc. at 866 437-0252. You will be asked to put your request in writing. If you have shares registered in “street” name, contact the broker/dealer holding the shares or your financial advisor.

If you choose to receive your dividends in cash, you may now elect to receive them by ACH transfer. Contact Computershare at the number above for more information.

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Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow
Lucinda S. Landreth1
Frances A. Sevilla-Sacasa
Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $31,960 for the fiscal year ended November 30, 2014.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $28,035 for the fiscal year ended November 30, 2013.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2014.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended November 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2013.
____________________

1 The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on “other relevant experience.” The Board of Trustees/Directors has determined that Ms. Landreth qualifies as an audit committee financial expert by virtue of her experience as a financial analyst, her Chartered Financial Analyst (CFA) designation and her service as an audit committee chairperson for a non-profit organization.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $5,109 for the fiscal year ended November 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2014.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,850 for the fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2013.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2014.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2014. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended November 30, 2013.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended November 30, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments® Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $5,653,375 and $7,732,970 for the registrant’s fiscal years ended November 30, 2014 and November 30, 2013, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the registrant’s Audit Committee are Joseph W. Chow, Lucinda S. Landreth, Frances A. Sevilla-Sacasa and Janet L. Yeomans.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The registrant has formally delegated to its investment adviser (the “Adviser”) the responsibility for making all proxy voting decisions in relation to portfolio securities held by the registrant. If and when proxies need to be voted on behalf of the registrant, the Adviser will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the registrant. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the registrant.

In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services Inc. (“ISS”), which is a subsidiary of Vestar Capital Partners, to analyze proxy statements on behalf of the registrant and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the registrant, ISS will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the registrant voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the registrant’s website at delawareinvestments.com; and (ii) on the Commission’s website at sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the registrant.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the registrant. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

Because the registrant has delegated proxy voting to the Adviser, the registrant is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Adviser does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Adviser receives on behalf of the registrant are voted by ISS in accordance with the Procedures. Because almost all of the registrant proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the registrant. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

The information in the annual report under “Other Fund information – Fund management” is incorporated by reference into this Item 8.

Other Accounts Managed
The following chart lists certain information about types of other accounts for which each Fund manager is primarily responsible as of November 30, 2014. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2014.

			No. of Accounts with	Total Assets in Accounts
	No. of	Total Assets	Performance-	with Performance-
	Accounts	Managed	Based Fees	Based Fees
Damon J. Andres
Registered Investment	7	$2.0 billion	0	$0
Companies
Other Pooled Investment	1	$70.9 million	0	$0
Vehicles
Other Accounts	9	$1.1 billion	0	$0
Wayne A. Anglace
Registered Investment	3	$1.2 billion	0	$0
Companies
Other Pooled Investment	2	$53.2 million	1	$17.0 million
Vehicles
Other Accounts	17	$101.4 million	0	$0
Kristen E. Bartholdson
Registered Investment	8	$16.3 billion	0	$0
Companies
Other Pooled Investment	5	$881.4 million	0	$0
Vehicles
Other Accounts	35	$9.7 billion	2	$5.4 billion
Craig C. Dembek
Registered Investment	10	$4.5 billion	0	$0
Companies
Other Pooled Investment	1	$17.0 million	1	$17.0 million
Vehicles
Other Accounts	2	Less than $1 million	0	$0
Roger A. Early
Registered Investment	17	$36.9 billion	0	$0
Companies
Other Pooled Investment	4	$636.8 million	0	$0
Vehicles
Other Accounts	46	$6.1 billion	0	$0
Nikhil G. Lalvani
Registered Investment	8	$16.3 billion	0	$0
Companies
Other Pooled Investment	5	$881.4 million	0	$0
Vehicles
Other Accounts	33	$9.7 billion	2	$5.4 billion

Anthony A. Lombardi
Registered Investment	8	$16.3 billion	0	$0
Companies
Other Pooled Investment	5	$881.4 million	0	$0
Vehicles
Other Accounts	34	$9.7 billion	2	$5.4 billion
Paul A. Matlack
Registered Investment	13	$5.2 billion	0	$0
Companies
Other Pooled Investment	7	$883.4 million	0	$0
Vehicles
Other Accounts	3	$110.0 million	0	$0
John P. McCarthy
Registered Investment	10	$4.5 billion	0	$0
Companies
Other Pooled Investment	0	$0	0	$0
Vehicles
Other Accounts	3	Less than $1 million	0	$0
D. Tysen Nutt
Registered Investment	9	$16.6 billion	0	$0
Companies
Other Pooled Investment	5	$881.4 million	0	$0
Vehicles
Other Accounts	34	$9.7 billion	2	$5.4 billion
Christopher M. Testa
Registered Investment	19	$36.2 billion	0	$0
Companies
Other Pooled Investment	7	$883.4 million	0	$0
Vehicles
Other Accounts	20	$5.3 billion	1	$610.6 million
Robert A. Vogel
Registered Investment	8	$16.3 billion	0	$0
Companies
Other Pooled Investment	5	$881.4 million	0	$0
Vehicles
Other Accounts	36	$9.7 billion	2	$5.4 billion
Babak Zenouzi
Registered Investment
Companies	13	$3.2 billion	0	$0
Other Pooled Investment
Vehicles	2	$87.9 million	1	$17.0 million
Other Accounts	9	$1.1 billion	0	$0

DESCRIPTION OF MATERIAL CONFLICTS OF INTEREST
Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Funds and the investment action for such other fund or account and the Funds may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Funds. Additionally, the management of multiple other funds or accounts and the Funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple other funds or accounts and the Funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Adviser has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Some of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware’s code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure
Each portfolio’s manager’s compensation consists of the following:

Base Salary – Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus – (Mr. Nutt, Ms. Bartholdson, Mr. Lalvani, Mr. Lombardi and Mr. Vogel only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Andres and Mr. Zenouzi only) Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the "bonus pool" for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the one-, three-, and five-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighed more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

(Mr. Anglace, Mr. Dembek, Mr. Early, Mr. Matlack, Mr. McCarthy and Mr. Testa only) An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors (50%) and objective factors (50%). The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles, and managed separate accounts. For investment companies, each manager is compensated according to the Fund’s Lipper or Morningstar peer group percentile ranking on a one, three-, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance, and Callan Associates databases (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th-30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager’s actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan - Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on November 30, 2010.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc., is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan – A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan – A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie Group Limited (“Macquarie”) equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Securities
As of November 30, 2014, the portfolio managers did not own any shares of the Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE INVESTMENTS® DIVIDEND AND INCOME FUND, INC.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	February 3, 2015

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	February 3, 2015